Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4249%



        Excess Protection Level
          3 Month Average   5.36%
            August, 1998   6.30%
            July, 1998   5.12%
            June, 1998   4.66%


        Cash Yield                                  19.08%


        Investor Charge Offs                         5.09%


        Base Rate                                    7.69%


        Over 35 Day Delinquency                      5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,395,888,446.37